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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 20, 2003


                        Morgan Stanley ABS Capital I Inc.
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             (Exact name of registrant as specified in its charter)



           Delaware                   333-65702                 13-3939229
 ----------------------------        -----------             ----------------
 (State or Other Jurisdiction        (Commission             (I.R.S. Employer
      of Incorporation)              File Number)           Identification No.)

                  1585 Broadway                                       10036
                New York, New York                                 -----------
     (Address of Principal Executive Offices)                      (Zip Code)


        Registrant's telephone number, including area code (212) 761-4000
                                                           --------------

                                    No Change
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          (Former name or former address, if changed since last report)


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

         Item 5.    Other Events
                    ------------

         In connection with the offering of CDC Mortgage Capital Trust 2003-HE4, Mortgage Pass-through certificates, Series 2003-HE4, certain "Computational Materials", dated October 20, 2003, within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").


         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
                    ---------------------------------------------------------

         (a)   Not applicable

         (b)   Not applicable

         (c) Exhibit 99.1. Related Computational Materials (as defined in Item 5 above)

         (d) Exhibit 99.2. Related Computational Materials (as defined in Item 5 above).

                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    MORGAN STANLEY ABS CAPITAL I INC.
                                      as Depositor and on behalf of CDC Mortgage
                                      Capital Trust 2003-HE4
                                      Registrant


                                         By: /s/ Gail McDonnell
                                             -----------------------------------
                                             Name:  Gail McDonnell
                                             Title: Vice President


Dated:  October 20, 2003

                                  EXHIBIT INDEX



Exhibit No.                Description
-----------                -----------

99.1 Related Computational Materials (as defined in Item 5 above).

99.2 Related Computational Materials (as defined in Item 5 above).